AMENDMENT  NO.  4  TO  CREDIT  FACILITIES
                      AND  REIMBURSEMENT  AGREEMENT

     THIS AMENDMENT  NO.  4  TO  CREDIT  FACILITIES  AND
REIMBURSEMENT AGREEMENT (this "Agreement") is made and entered into as of this 3rd day of February, 1996 among:

     PROFFITT'S, INC., a Tennessee corporation having its principal place of business in Alcoa, Tennessee (the "Borrower"); and

     Each lender executing and delivering a signature page hereto
(hereinafter such lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

     NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (in such capacity, the "Agent");

     W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Facilities and Reimbursement Agreement dated as of March 31, 1994, pursuant to which the Lenders agreed to make certain Advances to the Borrower;

     WHEREAS, the Borrower, the Lenders and the Agent amended the Credit Agreement pursuant to Amendment No. 1 to Credit Facilities and Reimbursement Agreement dated as of November 15, 1994, Amendment No. 2 to Credit Facilities and Reimbursement Agreement dated as of March 7, 1995 and Amendment No. 3 to Credit Facilities and Reimbursement Agreement dated as of October 25, 1995 (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit
Agreement.

     2. Amendment. Subject to the terms and conditions set forth herein, and in accordance with Section 11.06 of the Credit
Agreement, the Credit Agreement is hereby amended as follows:

         (a)  the definition of "Applicable Interest Addition" in
Section 1.01 is hereby amended to delete the table appearing at the end thereof and to substitute in its place the following table:


Consolidated Funded Indebtedness/                      Applicable
Consolidated EBITDA Ratio*                        Interest Addition


     Greater than 3.50 to 1.00                              1.25%

     Greater than 2.50 to 1.00 and                          1.00%
     less than or equal to 3.50 to 1.00

     Greater than 1.25 to 1.00                                .75%
     and less than or equal to 2.50 to 1.00

     Less than or equal to 1.25 to 1.00                       .50%
__________________________
     * Commencing with the Borrower's fiscal quarter ending May 4, 1996, an adjustment to the Applicable Interest Addition will not occur unless the ratio determined on the Determination Date for the fiscal quarter then ended and the ratio determined on the previous Determination Date each would result in an adjustment to the Applicable Interest Margin.

          (b)  The definition of "Capital Expenditures" in Section
1.01 is hereby amended to amend and restate the proviso to clause
(iii) thereof to read in its entirety as follows:

          provided, however, there shall be excluded from the determination of Capital Expenditures (i) McRae's purchase of certain real property as part of the Macco Acquisition and as set forth in the Purchase Agreement and (ii) the acquisition by the Borrower of all the stock of Younkers, Inc. ("Younkers") pursuant to that certain Agreement and Plan of Merger among Proffitt's, Inc., Baltic Merger Corporation and Younkers, Inc. dated as of October 22, 1995 (the "Younkers Acquisition").

          (c) Section 8.05 is hereby amended and restated to read in its entirety as follows:

          8.05 Capital Expenditures. Make or become committed to make in any consecutive twelve month period Capital Expenditures greater than $80,000,000 in the aggregate or greater than $30,000,000 on any particular item or project.

          (d)  Section 8.07 (v), (vii), (viii), (x) and (xii) are
hereby amended and restated   to read in their entirety  as
follows:

                  (v) additional unsecured Indebtedness not to exceed an aggregate outstanding amount of $15,000,000;

               (vii) standby letters of credit in the aggregate face amount not to exceed $40,000,000 issued to provide credit enhancement for account receivable securitizations;

              (viii)  conveyances, notes, certificates of
participation or evidences of indebtedness associated with account receivable securitizations;

               (x) additional standby letters of credit in an aggregate face amount not to exceed $20,000,000;

               (xii)  Indebtedness incurred directly by the
Borrower or any Subsidiary exclusively to finance machinery, equipment, and other fixed assets purchased after the Closing Date provided that such indebtedness (i) is secured, if at all, solely by a Lien upon the items of property being acquired, (ii) represents not less than 75% of the purchase price of the asset financed, (iii) shall not be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (iv) does not in the aggregate exceed the principal amount of $60,000,000 incurred during any consecutive twelve month period;

          (e) Section 8.07 is further amended to add a new subsection (xv) thereto which shall read in its entirety as follows:

                (xv) additional indebtedness not to exceed $0.00 of Younkers assumed by the Borrower in connection with the Younkers Acquisition; provided, such Indebtedness (A) is recorded in the financial books and records of Younkers prior to the Younkers Acquisition and (B) was not incurred by Younkers in anticipation of the Younkers Acquisition.

          (f)  Section 8.08 is amended to add the following new
Section 8.08 (ix), which shall read in its entirety as follows:

                 (ix)  Liens granted in connection with that
certain $150,000,000 Credit Agreement dated October 27, 1993 between Younkers, Inc., the Lenders named therein, Chemical Bank as Administrative Agent and the Co-Agents and Fronting Banks named therein, as amended (the "Existing Younkers Credit") which secure the inventory of Younkers, Inc. or the capital stock of Younkers Credit Corporation (the "Existing Younkers Liens"); provided, however, this exception to the otherwise applicable prohibition against pledges, liens, charges and encumbrances as set forth in
Section 8.08 shall not apply upon the occurrence or failure of any of the following: (a) the failure to terminate the Existing Younkers Credit on or before April 30, 1996, or (b) the failure to terminate all of the Existing Younkers Liens on or before April 30, 1996, or (c) the making of any draws, advances or other borrowings under the Existing Younkers Credit.

          (g) Section 8.09 as hereby amended and restated to read in its entirety as follows:

                   8.09    Transfer of Assets

                   During any consecutive twelve (12) month period, sell, lease, transfer or otherwise dispose of any assets of Borrower or any Subsidiary, other than assets sold in the ordinary course of business and accounts receivable transferred pursuant to account receivable securitizations, which have an aggregate book value in excess of five percent (5%) of the book value of the consolidated total assets of the Borrower and its Subsidiaries.

     3.   Representations and Warranties.   In order to induce the
Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

          (a) The representations and warranties made by Borrower in Article VI of the Credit Agreement are true and correct on and as of the date hereof;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 7.01(a) of the Credit Agreement, other than changes in the ordinary course of business;

          (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 7.01(a) of the Credit Agreement, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

          (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit
Agreement; and

          (e) There currently is no outstanding indebtedness, advances or other borrowings under the Existing Younkers Credit;
and

          (f) Pursuant to that certain Agreement and Plan of Merger dated January 19, 1996, filed with the office of the Mississippi Secretary of State and effective as of January 24, 1996, MACCO Investments, Inc. has been merged into McRae's, Inc. the surviving entity of this merger is McRae's, Inc., which has assumed all liabilities and obligations of MACCO Investments, Inc.

     4. Conditions Precedent. the effectiveness of this Agreement is subject to the following:

          (a)  The Agent shall have received:

               (i) eight (8) counterparts of this Agreement duly executed by all signatories hereto;

               (ii) payment of an amendment fee in the aggregate amount of 1/8 of 1% of the Total Revolving Credit Commitment in immediately available funds payable to the Lenders pro rata based on their respective Applicable Commitment Percentages;

               (iii)  copies of all additional agreements,
instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

          (b) The Younkers Acquisition shall have closed and be effective and the Agent shall have received a certified copy of all Articles of Merger filed in connection therewith as evidence thereof.
          (c) All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

     5. Younkers Acquisition Charges. The parties hereto agree that certain one-time extraordinary charges incurred by the Borrower as a result of the Younkers Acquisition (the "Extraordinary Acquisition Charges") will be excluded from the covenant compliance calculations contained in Sections 8.01-8.06 of the Credit Agreement; provided, the Agent shall make the final determination as to whether specific items qualify as Extraordinary Acquisition Charges.

     6. Effective Date. This Agreement shall be effective as of the effective date of the Younkers Acquisition.

     7.   Entire Agreement.   This Agreement sets forth the entire
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified, waived or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     9.   Counterparts.   This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     10. Governing Law. This Amendment Agreement shall in all respects be governed by the laws and judicial decisions of the state of Tennessee.

     11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     12.  Credit Agreement.  All references in any of the Loan
Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

     13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

     14. Consent of Guarantors. Each of the Guarantors by their execution and delivery hereof (i) consent and agree to the amendments to the Credit Agreement set forth herein and (ii) reaffirm their obligations set forth in each Guaranty.

     (signatures on following pages)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BORROWER:

ATTEST:                         PROFFITT, INC.

By:___________________          By:_________________________
Name:_________________          Name:_______________________
Title:________________          Title:______________________

(CORPORATE SEAL)
                                LENDERS:

                                NATIONSBANK OF TEXAS,
                                NATIONAL ASSOCIATION

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               FIRST AMERICAN NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               FIRST TENNESSEE BANK
                               NATIONAL ASSOCIATION

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               SUNTRUST BANK, ATLANTA

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                      (Signature Page 1 of 2)

                               DEPOSIT GUARANTY NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               HIBERNIA NATIONAL BANK

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                               AGENT:

                               NATIONSBANK OF TEXAS,
                               NATIONAL ASSOCIATION,
                               as Agent for the Lenders

                               By:_________________________
                               Name:_______________________
                               Title:______________________

     Acknowledged, agreed and consented to, this the 29th day of January, 1996.

                               PROFFITT'S INVESTMENTS, INC.
                               PDS AGENCY, INC.
                               McRAE'S, INC.
                               McRAE'S OF ALABAMA, INC.
                               PARKS ENTERPRISES, INC.
                               PARKS-BELK COMPANY

                               By:_________________________
                               Name:_______________________
                               Title:______________________

                         (Signature Page 2 of 2)